UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 27, 2007

(Date of earliest event reported)

BigBand Networks, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	001-33355	04-3444278
(State or other Jurisdiction of incorporation)	Commission File No.:	(I.R.S. Employer Identification No.)

475 Broadway Street

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(650) 995-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information pursuant to Item 7.01 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On September 27, 2007, we issued a press release announcing revised revenues guidance for the third quarter of 2007. The complete release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 27, 2007 of BigBand Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.

Date: September 27, 2007	By:	/s/ Frederick A. Ball
Frederick A. Ball
Senior Vice President, Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBITS

99.1	Press Release dated September 27, 2007 of BigBand Networks, Inc.